EXHIBIT 10.3

FORM OF FIRST AMENDMENT TO TRANSACTION SUPPORT AGREEMENT

THIS FIRST AMENDMENT TO THE TRANSACTION SUPPORT AGREEMENT (this “Amendment”) is made as of January ____, 2016 by and among (a) the undersigned Support Party and (b) the Company (together, the “Parties”) and amends that certain transaction support agreement, dated as of January 15, 2016 by and among the Parties (the “Transaction Support Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Transaction Support Agreement.

WHEREAS, the Parties desire to amend the Transaction Support Agreement as set forth in this Amendment;

WHEREAS, Section 9 of the Transaction Support Agreement permits the Company and the Required Supporting Stakeholders to amend the Transaction Support Agreement in the manner set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Amendments to the Transaction Support Agreement.

1.01.    Clause (c) of the second recital paragraph is hereby amended and restated as follows:

(c) a number of private exchanges in which the Company will issue new 5.25% Senior Secured Convertible Notes due 2019 (such notes, the “New Convertible Notes”) to the Supporting Convertible Noteholders (as defined below) in exchange for their Existing Convertible Notes (the “Private Convertible Note Exchanges”) and
1.02.    Clause (3) of Section 1(a)(i) is hereby amended and restated in its entirety as follows:

(3) an intercreditor agreement (or an amended and restated intercreditor agreement) (the “Intercreditor Agreement”), which will set forth the relative rights and priorities between and among the lenders under that certain Loan and Security Agreement, dated as of December 15, 2011, by and among, inter alia, the Company, as Borrower, certain of its subsidiaries, as Co-Borrowers and Guarantors, and Wells Fargo, National Association, as Lender and Administrative Agent (the “First Lien Loan Agreement”, and the credit facility provided for thereunder, the “ABL Facility”), the holders of the New Secured Notes and the holders of the New Convertible Notes, which Intercreditor Agreement shall be generally consistent with that certain Intercreditor Agreement, dated as of December 15, 2011, by and among Wells Fargo, National Association, as First Lien Agent, and U.S. Bank National Association, as Second Lien Agent, except that such Intercreditor Agreement shall also provide for a third-priority lien for the benefit of the New Convertible Notes on the collateral securing the New Secured Notes and the First Lien Loan Agreement as contemplated by this Agreement, and shall otherwise contain reasonable and customary terms for an intercreditor agreement of this nature;

1.03.
The provisions set forth in the Term Sheet under the caption “Secured Note Exchange Offer-Summary of Certain Material Terms of New Secured Notes-Additional Covenant” are hereby amended and restated in their entirety as follows.

EX-7-

•Additional Covenants: The Company shall not (i) apply any net proceeds from any sale, transfer or other disposition of any assets to redeem, repay or prepay the Existing Secured Notes or the Existing Convertible Notes (as defined below) or (ii) repay, redeem, prepay, retire, defease or otherwise satisfy the Existing Secured Notes using, directly or indirectly, more than $10.0 million of borrowings under its ABL Facility (or any indebtedness that is secured by a lien that ranks higher in priority than the liens securing the New Secured Notes and the guarantees thereof).

2.
Ratification. Except as specifically provided for in this Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Transaction Support Agreement or the rights and obligations of the Parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.

3.
Effect of Amendment. This Amendment shall be effective on the date on which the Company shall have received signature pages from the Company and the Required Supporting Stakeholders (the “Amendment Effective Date”). Following the Amendment Effective Date, whenever the Transaction Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Transaction Support Agreement as amended hereby.

EX-8-

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

A.M. CASTLE & CO.

By:
Name:
Title:

EX-9-

Dated: ____________
SUPPORT PARTY SIGNATURE PAGE

Name of Institution:

By:
Name:
Title:
Telephone:
Facsimile:

OUTSTANDING PRINCIPAL AMOUNT OF EXISTING SECURED NOTE CLAIMS

$

OUTSTANDING PRINCIPAL AMOUNT OF EXISTING CONVERTIBLE NOTE CLAIMS

$

EX-10-